UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    October 25, 2006

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code     (617) 425-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                            Other Events.

On October 25, 2006, we issued a press release announcing that we had expanded our executive management team.  As part of our management team expansion, each of the following employees was appointed an Executive Vice President of CRA:

•                  Fred Baird, Executive Vice President and Chief Corporate Development Officer;

•                  Greg Bell, Executive Vice President and Head of Strategy and Business Consulting platform;

•                  Arnie Lowenstein, Executive Vice President and Chief Strategy Officer;

•                  Wayne Mackie, Executive Vice President, Treasurer, and Chief Financial Officer;

•                  Paul Maleh, Executive Vice President and Head of Finance platform; and

•                  Monica Noether, Executive Vice President and Head of Litigation and Applied Economics platform.

A copy of the press release is attached as exhibit 99.1 to this current report on form 8-K and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits

Number	Title

99.1	Press Release dated October 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: October 26, 2006	By:	/s/Wayne D. Mackie
Wayne D. Mackie
Executive Vice President, Treasurer,
and Chief Financial Officer

Exhibit Index

Number	Title

99.1	Press Release dated October 25, 2006.